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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                               -----------------


                                    FORM 8-K
                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report                                                    May 11, 1999
(Date of Earliest Event Reported)


                      COLUMBIA/HCA HEALTHCARE CORPORATION
             (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                            (State of Incorporation)


001-11239                                                      75-2497104
(Commission                                                 (I.R.S. Employer
File Number)                                               Identification No.)


One Park Plaza, Nashville, Tennessee                             37203
(Address of principal executive offices)                       (Zip Code)

                                 (615) 344-9551
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

         On May 11, 1999, Columbia/HCA Healthcare Corporation, LifePoint Hospitals, Inc. and Triad Hospitals, Inc. jointly announced the completion of the spin-off of LifePoint and Triad Hospital Groups.

         The spin-off was effected through a distribution of one share of LifePoint and one share of Triad for every 19 shares of Columbia/HCA common stock outstanding on the record date of April 30, 1999. The Internal Revenue Service has ruled that the spin-off generally will be tax-free to Columbia/HCA stockholders (except for any cash received instead of fractional shares of LifePoint common stock and Triad common stock).

ITEM 7. EXHIBITS

        Exhibit 20       Copy of press release dated May 11, 1999.

        Exhibit 99       Copy of Distribution Agreement.




                                   SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


COLUMBIA/HCA HEALTHCARE CORPORATION


/s/ JOHN M. FRANCK II
----------------------------------------
John M. Franck II
Corporate Secretary

DATED: May 18, 1999